                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             ____________________


                                   FORM 8-K

                                CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                May 12, 1997
                                                           ------------------

The Money Store Trust 1997-A and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Asset Backed Certificates, Series 1997-A

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp
                        The Money Store/Minnesota Inc.
                         The Money Store/Kentucky Inc.
                           The Money Store/D.C. Inc.
                           -------------------------
            (Exact name of registrant as specified in its charter)



New Jersey                    333-20817-09                       Applied For
----------                    ------------                       ----------


State or other         (Commission                           (IRS Employer
jurisdiction of        File Number)                          ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                         (908)686-2000
                                                             -------------


                             n/a
-------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5             Other Events
                   ------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the May 12, 1997 Remittance Date.

Item 7             Financial Statements and Exhibits
                   ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                     TMS MORTGAGE INC.


                                                     By: /s/ Harry Puglisi
                                                     -------------------------
                                                             Harry Puglisi
                                                              Treasurer




          Dated:    May 15, 1997

                SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
AGREEMENT DATED AS OF FEBRUARY 28,1997, THE MONEY STORE INC.
REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-A
FOR THE MAY 12, 1997 DETERMINATION DATE.
                                                                       POOL I         POOL II       POOL III
1.  AGGREGATE AMOUNT RECEIVED (5.03 b)                              $7,845,291.30  $ 5,193,796.70  $87,218.59
    ADJ : RECALCULATION                                                      0.00            0.00        0.00
                                                                  -------------------------------------------

                                                                     7,845,291.30    5,193,796.70   87,218.59


    LESS: SERVICE FEE (7.03 & 5.04)                                     66,520.34       44,286.14    1,788.53
           CONTINGENCY FEE (7.03 &  5.04)                               66,520.34       44,286.14    1,788.53
           OTHER SERVICER FEES (Late Charges / Escrow)                  49,229.61       30,622.92        0.00
            (7.03 & 5.04)
           UNREIMBURSED MONTHLY ADVANCES (5.04 b)                            0.00            0.00        0.00
                                                                  -------------------------------------------

                                                                       182,270.29      119,195.20    3,577.06

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
           COMPENSATING INTEREST (6.12)                                149,727.69      254,594.64    9,594.36
          PRE-FUNDING ACCOUNT TRANSFER (6.02)                          502,683.31      268,541.14        0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                  92,541.11            0.00        0.00

                                                                  -------------------------------------------

                                                                       744,952.11      523,135.78    9,594.36

    LESS: EXCESS SPREAD (I-19)                                       1,110,132.04      686,489.86   26,528.62
          SUBORDINATION REDUCTION AMOUNT (I-56)                              0.00            0.00        0.00

                                                                  -------------------------------------------

                                                                     1,110,132.04      686,489.86   26,528.62

                                                                  -------------------------------------------
    AVAILABLE REMITTANCE AMOUNT                                      7,297,841.08    4,911,247.43   66,707.27
                                                                  ===========================================

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED                                     91,812,015.49
         IN PRIOR SERVICER'S CERTIFICATE

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED                                     63,100,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED                                     75,800,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED                                     61,100,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED                                     31,100,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED                                     45,000,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED                                     30,600,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (H) CLASS A-8  PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE            32,000,000.00

    (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE            37,000,000.00

    (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE           258,542,613.94

    (K) CLASS A-11 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE            60,000,000.00

    (L) CLASS A-12 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE             9,970,239.02

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                           5,662,943.85
     CLASS A-2                                                   0.00
     CLASS A-3                                                   0.00
     CLASS A-4                                                   0.00
     CLASS A-5                                                   0.00
     CLASS A-6                                                   0.00
     CLASS A-7                                                   0.00
     CLASS A-8                                                   0.00
     CLASS A-9                                                   0.00

  TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT             5,662,943.85

    CLASS A-10                                           4,008,842.63
    CLASS A-11                                                   0.00

  TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT            4,008,842.63

    CLASS A-12                                              25,728.76

  TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT              25,728.76

4.TOTAL  AMOUNT OF POOL I, II & III
     INSURED PAYMENTS                                            0.00

5. (A) SUBORDINATED AMOUNT
                  POOL I                                   877,302.87
                  POOL II                                  630,640.14
                  POOL III                                 626,055.49

    (B) SPECIFIED SUBORDINATED AMOUNT
                  POOL I                                11,280,000.00
                  POOL II                               10,720,000.00
                  POOL III                               2,500,000.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                    # ACCOUNTS         DOLLARS
                  POOL I                  88             3,843,204.05
                  POOL II                 36             2,934,445.44
                  POOL III                 0                     0.00

7.   AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD
           POOL I                                       313,376.26
           POOL II                                      347,897.32
           POOL III                                           0.00

8.   AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD
           POOL I                                       529,272.18
           POOL II                                      128,582.29
           POOL III                                       2,777.20

9.   AMOUNT OF INTEREST RECEIVED
           POOL I                                     3,110,209.20
           POOL II                                    1,752,248.73
           POOL III                                      84,441.39

10.  (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
          INTEREST TO BE MADE ON THE DETERMINATION DATE
          TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
           POOL I                                       149,727.69
           POOL II                                      254,594.64
           POOL III                                       9,594.36

     (B)  AMOUNT OF COMPENSATING INTEREST
           POOL I                                           697.00
           POOL II                                          818.41
           POOL III                                           0.00

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
           POOL I                                             0.00
           POOL II                                            0.00
           POOL III                                           0.00

13.  CLASS A-1 REMITTANCE AMOUNT:
      (A) C                               498,080.18
      (B) P                             5,662,943.85
      (C) C                                     0.00
      (D) M                                     0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT               6,161,024.03

     CLASS A-2 REMITTANCE AMOUNT:
      (A) C                               345,209.58
      (B) P                                     0.00
      (C) C                                     0.00
      (D) M                                     0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                 345,209.58

       CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                421,637.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     0.00
         (C) CARRY FORWARD AMOUNT                              0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                    0.00


         TOTAL CLASS A-3 REMITTANCE AMOUNT                            421,637.50

       CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                350,815.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     0.00
         (C) CARRY FORWARD AMOUNT                              0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                    0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                            350,815.83


       CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                182,971.67
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     0.00
         (C) CARRY FORWARD AMOUNT                              0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                    0.00

          TOTAL CLASS A-5 REMITTANCE AMOUNT                           182,971.67

       CLASS A-6 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                270,375.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     0.00
         (C) CARRY FORWARD AMOUNT                              0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                    0.00

          TOTAL CLASS A-6 REMITTANCE AMOUNT                           270,375.00


       CLASS A-7 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                188,955.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     0.00
         (C) CARRY FORWARD AMOUNT                              0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                    0.00

          TOTAL CLASS A-7 REMITTANCE AMOUNT                           188,955.00


       CLASS A-8 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                205,466.67
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     0.00
         (C) CARRY FORWARD AMOUNT                              0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                    0.00

         TOTAL CLASS A-8 REMITTANCE AMOUNT                            205,466.67


       CLASS A-9 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                223,079.17
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     0.00
         (C) CARRY FORWARD AMOUNT                              0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                    0.00

         TOTAL CLASS A-9 REMITTANCE AMOUNT                            223,079.17

    POOL I REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT        2,686,590.60
         (B) PRINCIPAL DISTRIBUTION AMOUNT       5,662,943.85
         (C) CARRY FORWARD AMOUNT                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY              0.00

          TOTAL POOL I REMITTANCE AMOUNT                            8,349,534.45

    CLASS A-10 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT        1,253,393.05
         (B) PRINCIPAL DISTRIBUTION AMOUNT       4,008,842.63
         (C) CARRY FORWARD AMOUNT                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY              0.00

          TOTAL CLASS A-10 REMITTANCE AMOUNT                        5,262,235.68

    CLASS A-11 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT          280,500.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
         (C) CARRY FORWARD AMOUNT                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY              0.00

          TOTAL CLASS A-11 REMITTANCE AMOUNT                          280,500.00


    POOL II REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT        1,533,893.05
         (B) PRINCIPAL DISTRIBUTION AMOUNT       4,008,842.63
         (C) CARRY FORWARD AMOUNT                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY              0.00

          TOTAL POOL II REMITTANCE AMOUNT                           5,542,735.68

    CLASS A-12 (POOL III) REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           62,521.71
         (B) PRINCIPAL DISTRIBUTION AMOUNT          25,728.76
         (C) CARRY FORWARD AMOUNT                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY              0.00

         TOTAL POOL III REMITTANCE AMOUNT                              88,250.47


  14.(A) REIMBURSABLE AMOUNTS                            0.00
     (B) CLASS X REMITTANCE AMOUNT PAYABLE PURSUANT
          TO SECTION 6.08(d) (iii) AND (iv)
                  POOL I                                (0.00)
                  POOL II                               (0.00)
                  POOL III                               0.00

15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
    DISTRIBUTION TO BE MADE ON THE
    REMITTANCE DATE AND AFTER ALLOCATION
    OF REALIZED LOSSES                        86,149,071.64

(B) CLASS A-2 PRINCIPAL BALANCE
    AFTER DISTRIBUTION TO BE MADE ON
    THE REMITTANCE DATE AND AFTER
    ALLOCATION OF REALIZED LOSSES             63,100,000.00

(C) CLASS A-3 PRINCIPAL BALANCE
    AFTER DISTRIBUTION TO BE MADE ON
    THE REMITTANCE DATE AND AFTER
    ALLOCATION OF REALIZED LOSSES             75,800,000.00

(D) CLASS A-4 PRINCIPAL BALANCE
    AFTER DISTRIBUTION TO BE MADE ON
    THE REMITTANCE DATE AND AFTER
    ALLOCATION OF REALIZED LOSSES             61,100,000.00

(E) CLASS A-5 PRINCIPAL BALANCE
    AFTER DISTRIBUTIONS TO BE MADE ON
    THE REMITTANCE DATE AND AFTER
    ALLOCATION OF REALIZED LOSSES             31,100,000.00

(F) CLASS A-6 PRINCIPAL BALANCE
    AFTER DISTRIBUTIONS TO BE MADE ON
    THE REMITTANCE DATE AND AFTER
    ALLOCATION OF REALIZED LOSSES             45,000,000.00

(G) CLASS A-7 PRINCIPAL BALANCE
    AFTER DISTRIBUTION TO BE MADE ON
    THE REMITTANCE DATE AND AFTER
    ALLOCATION OF REALIZED LOSSES             30,600,000.00

(H) CLASS A-8 PRINCIPAL BALANCE
    AFTER DISTRIBUTION TO BE MADE ON
    THE REMITTANCE DATE AND AFTER
    ALLOCATION OF REALIZED LOSSES             32,000,000.00

(I) CLASS A-9 PRINCIPAL BALANCE
    AFTER DISTRIBUTION TO BE MADE ON
    THE REMITTANCE DATE AND AFTER
    ALLOCATION OF REALIZED LOSSES             37,000,000.00

(J) CLASS A-10 PRINCIPAL BALANCE
    AFTER DISTRIBUTION TO BE MADE ON
    THE REMITTANCE DATE AND AFTER
    ALLOCATION OF REALIZED LOSSES            254,533,771.31

(K) CLASS A-11 PRINCIPAL BALANCE
    AFTER DISTRIBUTION TO BE MADE ON
    THE REMITTANCE DATE AND AFTER
    ALLOCATION OF REALIZED LOSSES             60,000,000.00

    (L) CLASS A-12 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                    9,944,510.26

    (M) TOTAL POOL I PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                  461,849,071.64

    (N) TOTAL POOL II PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                  314,533,771.31

    (O) TOTAL POOL III PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                    9,944,510.26

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL
        I, II AND III)                                              100.00%


    (B) EXCESS SPREAD (POOL I)                                1,110,132.04
        EXCESS SPREAD (POOL II)                                 686,489.86
        EXCESS SPREAD (POOL III)                                 26,528.62
        TOTAL EXCESS SPREAD (POOL I, II and III)              1,823,150.51

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                         0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL I                         0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL III                       0.00

        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I,
        II and III                                                    0.00


17. CUMULATIVE REALIZED LOSSES
          POOL I                                                      0.00
          POOL II                                                     0.00
          POOL III                                                    0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
          POOL I                                                   272.430
          POOL II                                                  356.697
          POOL III                                                 339.281

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
          POOL I                                                    11.696%
          POOL II                                                    9.900%
          POOL III                                                  11.680%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
          POOL I                                                       66,520.34
          POOL II                                                      44,286.14
          POOL III                                                      1,788.53

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
          POOL I                                                       66,520.34
          POOL II                                                      44,286.14
          POOL III                                                      1,788.53

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
          POOL I                                                       19,479.67
          POOL II                                                      13,272.61
          POOL III                                                        415.43

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
          POOL I                                                       38,959.00
          POOL II                                                      31,854.00
          POOL III                                                      4,570.00

    (F) CLASS A-11 AUCTION AGENT FEE                                    9,875.00

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURS                      POOL I                           POOL II
      (A) SECTION 5.0                                           0.00        0.00
      (B) SECTION 5.0                                           0.00        0.00
      (C) SECTION 5.0                                           0.00        0.00
      (D) SECTION 5.0                                           0.00        0.00
      (E) SECTION 5.0                                     133,040.68   88,572.28

                                                            POOL III
      (A) SECTION 5.0                                           0.00
      (B) SECTION 5.0                                           0.00
      (C) SECTION 5.0                                           0.00
      (D) SECTION 5.0                                           0.00
      (E) SECTION 5.0                                       3,577.06

21. CLASS
    CURRENT CLASS A                                    86,149,071.64  0.91356386
    ORIGINAL CLASS A-                                  94,300,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A                                    63,100,000.00  1.00000000
    ORIGINAL CLASS A-                                  63,100,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A                                    75,800,000.00  1.00000000
    ORIGINAL CLASS A-                                  75,800,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A                                    61,100,000.00  1.00000000
    ORIGINAL CLASS A-                                  61,100,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE           31,100,000.00       1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE          31,100,000.00

    CLASS A-6 POOL FACTOR (I-5):
    CURRENT CLASS A-6 PRINCIPAL BALANCE           45,000,000.00       1.00000000
    ORIGINAL CLASS A-6 PRINCIPAL BALANCE          45,000,000.00

    CLASS A-7 POOL FACTOR (I-5):
    CURRENT CLASS A-7 PRINCIPAL BALANCE           30,600,000.00       1.00000000
    ORIGINAL CLASS A-7 PRINCIPAL BALANCE          30,600,000.00

    CLASS A-8 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE           32,000,000.00       1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE          32,000,000.00

    CLASS A-9 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE           37,000,000.00       1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE          37,000,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE             461,849,071.64       0.98265760
    ORIGINAL POOL I PRINCIPAL BALANCE            470,000,000.00

    CLASS A-10 FACTOR:
    CURRENT CLASS A-10 PRINCIPAL BALANCE         254,533,771.31       0.97897604
    ORIGINAL CLASS A-10 PRINCIPAL BALANCE        260,000,000.00


    CLASS A-11 POOL FACTOR (I-5):
    CURRENT CLASS A-11 PRINCIPAL BALANCE          60,000,000.00       1.00000000
    ORIGINAL CLASS A-11 PRINCIPAL BALANCE         60,000,000.00


    POOL II FACTOR:
    CURRENT POOL II PRINCIPAL BALANCE            314,533,771.31       0.98291804
    ORIGINAL POOL II PRINCIPAL BALANCE           320,000,000.00

    CLASS A-12 (POOL III FACTOR (I-5):
    CURRENT CLASS A-12 PRINCIPAL BALANCE           9,944,510.26       0.99445103
    ORIGINAL CLASS A-12 PRINCIPAL BALANCE         10,000,000.00


22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
           POOL I                                                        11.696%
           POOL II                                                        9.900%
           POOL III                                                      11.680%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE
         MORTGAGE LOANS
           POOL I                                                        11.046%
           POOL II                                                        9.033%
           POOL III                                                      10.580%

     (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2,
         CLASS A-3, CLASS A-4, CLASS A-5, CLASS A-6,
         CLASS A-7, CLASS A-8 AND CLASS A-9
         ADJUST MORTGAGE LOAN REMITTANCE RATE                             7.051%
         CLASS A-10 AND CLASS A-11 ADJUSTED MORTGAGE LOAN                 5.986%
         REMITTANCE RATE CLASS A-12 ADJUSTED MORTGAGE
         LOAN REMITTANCE RATE                                             8.125%

                                                     -----------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR   02/28/97         03/31/97   04/30/97
                                                     -----------------------------------------
           POOL I                                        11.650%          11.700%    11.696%
           POOL II                                        9.800%           9.892%     9.900%
           POOL III                                      11.750%          11.680%    11.680%

23. CLASS A-10 REMITTANCE RATE                                      5.81750%
    CLASS A-11  REMITTANCE RATE (BASED ON AUCTION RATE)              5.6100%

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN FOR  CLASS A-10                                   N/A


24. (A) LIBOR RATE                                                  5.68750%
    (B) AUCTION RATE                                                  5.610%

25. POOL II  NET FUNDS CAP (RATE)                                     9.399%
    CLASS A-10 NET FUNDS CAP                                           0.00
    CLASS A-11 NET FUNDS CAP                                           0.00

26. CLASS A-10 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER            0.00
    CLASS A-11 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER               0
                                                                       0.00

27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
    INTEREST CARRYOVER                                                 0.00
    (B) LIBOR INTEREST CARRYOVER BALANCE                               0.00

28. OTHER INFORMATION
    SPREAD ACCOUNT BALANCES
     POOL I                                                            0.00
     POOL II                                                           0.00
     POOL III                                                    601,260.14

                              EXHIBIT O (POOL I)
                   REMIC DELINQUENCIES AS OF -APRIL 30, 1997

REMIC              OUTSTANDING        #
SERIES             DOLLARS         ACCOUNTS     RANGES          AMOUNT      NO    PCT
1997-A-I          $343,311,847.07      8068  1 TO 29 DAYS    31,631,702.07  729   9.21%
                                            30 TO 59 DAYS     4,702,826.34   88   1.37%
                                            60 TO 89 DAYS     1,239,502.60   26   0.36%
                                            90 AND OVER         711,161.56   11   0.21%

                                             FORECLOSURE              0.00    0   0.00%
                                             REO PROPERTY             0.00    0   0.00%

                                             TOTALS         $38,285,192.57  854  11.15%
                                                          =============================

                              EXHIBIT O (POOL II)

                            REMIC DELINQUENCIES AS OF -APRIL 30, 1997
REMIC              OUTSTANDING       #
SERIES             DOLLARS           ACCOUNTS  RANGES             AMOUNT      NO    PCT
1997-A-II           $250,784,261.54      3250  1 TO 29 DAYS    21,330,001.46  269   8.51%
                                              30 TO 59 DAYS     1,698,001.83   26   0.68%
                                              60 TO 89 DAYS     1,286,913.54   14   0.51%
                                              90 AND OVER          93,461.88    1   0.04%

                                               FORECLOSURE              0.00    0   0.00%
                                               REO PROPERTY             0.00    0   0.00%

                                               TOTALS         $24,408,378.71  310   9.73%
                                                           =============================

                            EXHIBIT O ( POOL III )

                          REMIC DELINQUENCIES AS OF -APRIL 30, 1997
REMIC                   OUTSTANDING   #
SERIES                  DOLLARS       ACCOUNTS  RANGES              AMOUNT           NO    PCT
1997-A-III              9,983,255.52        52  1 TO 29 DAYS             417,700.97      2    4.18%
                                                30 TO 59 DAYS                  0.00      0    0.00%
                                                60 TO 89 DAYS                  0.00      0    0.00%
                                                90 AND OVER                    0.00      0    0.00%

                                                FORECLOSURE                    0.00      0    0.00%
                                                REO PROPERTY                   0.00      0    0.00%



                                                TOTALS                  $417,700.97      2    4.18%
                                                                      =============================

1997-A

The following additional information, presented in dollars, pursuant to Secton 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 (or per $25,000 for Class A-11) original dollar amount as of the Cut-Off Date.

                                                        POOL I

SUBCLAUSE               CLASS A-1         CLASS A-2        CLASS A-3       CLASS A-4
----------------     ---------------   --------------   --------------   -------------
(ii)                          973.62         1,000.00         1,000.00        1,000.00

(vi)                           40.76             0.00             0.00            0.00

(vii)                           3.32             0.00             0.00            0.00

(viii)                          5.61             0.00             0.00            0.00

(xiii)  (a)                     5.28             5.47             5.56            5.74
        (b)                    60.05             0.00             0.00            0.00
        (c)                     0.00             0.00             0.00            0.00
        (d)                     0.00             0.00             0.00            0.00

(xv)                          913.56         1,000.00         1,000.00        1,000.00

(xxxvi)                         0.00             0.00             0.00            0.00

SUBCLAUSE               CLASS A-5         CLASS A-6        CLASS A-7       CLASS A-8
----------------     ---------------   --------------   --------------   -------------
(ii)                        1,000.00         1,000.00         1,000.00        1,000.00

(vi)                            0.00             0.00                0            0.00

(vii)                           0.00             0.00                0            0.00

(viii)                          0.00             0.00                0            0.00

(xiii)  (a)                     5.88             6.01             6.18            6.42
        (b)                     0.00             0.00                0            0.00
        (c)                     0.00             0.00                0            0.00
        (d)                     0.00             0.00                0            0.00

(xv)                        1,000.00         1,000.00         1,000.00        1,000.00

(xxxvi)                         0.00             0.00                0               0

                                         POOL II                        POOL III           POOL IV

SUBCLAUSE              CLASS A-9       CLASS A-10       CLASS A-11       CLASS A-12       CLASS A-16
----------------     -------------   --------------   --------------    -------------    -------------
(ii)                      1,000.00           994.39        25,000.00           997.02           993.11

(vi)                          0.00             0.00             0.00             0.00            35.15

(vii)                         0.00             0.49             0.00             0.00             0.00

(viii)                        0.00             0.00             0.00             0.28             0.17

(xiii)  (a)                   6.03             4.82           116.88             6.25             5.88
        (b)                   0.00            15.42             0.00             2.57            38.05
        (c)                   0.00             0.00             0.00             0.00             0.00
        (d)                   0.00             0.00             0.00             0.00             0.00

(xv)                      1,000.00           978.98        25,000.00           994.45           955.06

(xxxvi)                       0.00             0.00             0.00             0.00             0.00